U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             October 21, 2013

                              FIRST HARTFORD CORPORATION

(Exact name of Company as specified in its charter)

Maine	0-8862	01-00185800
[State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

                                                        860-646-6555

(Company's telephone number)

                                                                N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[_]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 21, 2013, First Hartford Corp. (the “Company”) announced that its common shares will be voluntarily removed from the OTCQX market after the close of trading on October 21, 2013.  The Company was then notified its shares will be traded over-the-counter on the OTC Pink Limited tier effective as of market open on October 22, 2013.

The common shares of the Company are being voluntarily removed from the OTCQX as the Company is not current with its periodic reports required under the Securities Exchange Act of 1934.  Principally, the Company has not completed or filed its annual report on Form 10-K or its quarterly report on Form 10-Q for the first quarter of fiscal year 2013.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

(Company)

FIRST HARTFORD CORPORATION

By:  /s/ Stuart I. Greenwald

          Stuart I. Greenwald, Treasurer and Secretary

Date:      October 21, 2013